Exhibit 99.3

The Notification from People’s Government of Yangkou County,Shouguang City

To Shouguang City Haoyuan Chemical Company Limited:

In order to improve the safety and environmental protection management level of chemical enterprises, According to the requirements of the conference by Shandong Province and Weifang City, combined with the actual situation of our city, You are hereby requested to stop the production of the whole plant immediately upon receipt of this notification, and do the rectification and improvement in accordance with the country's new safety, environmental protection requirements. After the completion of the rectification and improvement, the experts from Shouguang City Safety Supervision and Administration Department and Shouguang City Environmental Protection Departments, and Yangkou County Safety Supervision & Administration and Environmental Protection Office for joint acceptance and signatures before the start of production.

People’s Government of Yangkou County,Shouguang City

2017.09.01

The Notification from People’s Government of Yangkou County,Shouguang City

To Shouguang Yuxin Chemical Industry Co., Limited:

In order to improve the safety and environmental protection management level of chemical enterprises, According to the requirements of the conference by Shandong Province and Weifang City, combined with the actual situation of our city, You are hereby requested to stop the production of the whole plant immediately upon receipt of this notification, and do the rectification and improvement in accordance with the country's new safety, environmental protection requirements. After the completion of the rectification and improvement, the experts from Shouguang City Safety Supervision and Administration Department and Shouguang City Environmental Protection Departments, and Yangkou County Safety Supervision & Administration and Environmental Protection Office for joint acceptance and signatures before the start of production.

People’s Government of Yangkou County,Shouguang City

2017.09.01